                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                -----------------


                                  F O R M 8 - K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                         of the Securities Exchange Act
                                     of 1934

                                                             April 17, 1998
Date of Report (Date of earliest event reported)             --------------

                                  UNIVEC, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        Delaware                       0-22413                  11-3163455
(State or other jurisdiction         (Commission              (IRS Employer
   of incorporation)                  File Number)          Identification No.)

              999 Franklin Avenue, Garden City, New York            11530
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

                                                               (516) 294-1000
Registrant's telephone number, including area code        ---------------------


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 4.           Changes in Registrant's Certified Accountant.
-------           ---------------------------------------------

           (a)(1)(i) On April 17, 1998, UNIVEC, Inc. (the "Registrant") dismissed Coopers & Lybrand LLP (the "Former Accountant") as the Registrant's principal accountants to reduce professional fees.

                (ii) The Former Accountant's reports on the financial statements for the fiscal years ended December 31, 1996 and 1997 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory note concerning the Registrant's ability to continue as a going concern as a result of recurring losses from operations since its inception.

              (iii) The decision to change accountants was approved by the Board of Directors.

             (iv)(A) During the Registrant's last two fiscal years preceding the Former Accountant's dismissal, there were no disagreements with the Former Accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

              (v)(B)     Not applicable.

              (a)(2) On April 23, 1998, the Registrant engaged Richard A. Eisner & Company, LLP as its principal accountant to audit the Registrant's financial statements for the fiscal year ending December 31, 1998.

              (a)(3) A letter from the Former Accountant addressed to the Securities and Exchange Commission stating that the Former Accountant agrees with the statements made by the Registrant in this report has been filed as
Exhibit 16.1 to this report.

Item 7.                  Financial Statements and Exhibits.
-------                  ----------------------------------

                 (c)     Exhibit

               16.1.     Letter from Coopers & Lybrand LLP


                                        2

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            UNIVEC, INC.


Dated:   April 24, 1998                     By:    /s/ David Chabut
         Garden City, New York                     ---------------
                                                   David Chabut
                                                   Chief Financial Officer




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